UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2013

ClearOne, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

Utah	001-33660	87-0398877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500 Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

(801) 975-7200
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 31, 2013, ClearOne, Inc. issued a press release announcing its financial results for the six months ended June 30, 2013. The full text of the press release is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated July 31, 2013 titled “ClearOne Reports 2013 Second Quarter Financial Results”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ClearOne, Inc., (Registrant)

August 2, 2013	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu Chief Executive Officer (Principal Executive Officer)

Contact:
Brent Johnson
Investor Relations
801-303-3577
brent.johnson@clearone.com

ClearOne Reports 2013 Second Quarter Financial Results

Company Reports Fourth Consecutive Quarter of Year-over-Year Revenue Growth
SALT LAKE CITY, UTAH - July 31, 2013 - ClearOne (NASDAQ: CLRO) today reported its financial results for the three and six months ended June 30, 2013.

For the 2013 second quarter, revenue was $11.70 million, compared with $11.66 million for the second quarter of 2012. Gross profit was $6.9 million, or 59% of revenue, compared with $7.1 million, or 61% of revenue, for the second quarter of 2012. Non-GAAP operating income increased by 7% to $1.8 million from $1.7 million for the 2012 second quarter. Non-GAAP net income grew 40% to $1.2 million, or $0.13 per diluted share, from $885,000, or $0.10 per diluted share, last year. Non-GAAP Adjusted EBITDA for the 2013 second quarter increased 9% to $2.0 million, or $0.22 per diluted share, from $1.9 million, or $0.20 per diluted share, a year ago.

For the first half of 2013, revenue rose to $23.0 million from $21.8 million for the same period in 2012. Gross profit was $13.9 million, or 60% of revenue, compared with $13.2 million, or 61% of revenue, for the first half of 2012. Non-GAAP operating income for the first half of 2013 increased by 22% to $3.2 million from $2.6 million for the second half of 2012. Non-GAAP net income for the 2013 year-to-date period grew 46% to $2.2 million, or $0.23 per diluted share, from $1.5 million, or $0.16 per diluted share, last year. Non-GAAP Adjusted EBITDA for the first half of 2013 increased 18% to $3.6 million, or $0.38 per diluted share, from $3.1 million, or $0.33 per diluted share, for the corresponding period a year ago.

The reconciliation between GAAP and Non-GAAP measures is available in the tables attached to this release.

At June 30, 2013, the company had cash, cash equivalents, and investments of $41.6 million. The company continues to selectively evaluate modest acquisition and organic growth opportunities to complement its product portfolio.

"At the halfway mark for fiscal 2013, we are optimistic that our positive momentum will continue," said Zee Hakimoglu, President, Chief Executive Officer and Chairman of ClearOne. "Although the company’s performance in the Asia and EMEA markets continues to reflect a slowdown in growth and lingering macroeconomic uncertainty, we remain confident that the best is yet to come, as the market continues to recognize the value of the lower-cost software-based solutions that define the future in video and are addressed by the strong ClearOne offering."

Recent highlights

•
ClearOne made progress on an important strategic goal in the quarter by successfully signing major distribution partners in the EMEA region and the U.S. These new distribution partners expand the reach of ClearOne’s unified communications and video products.

•
The company continued to develop its unified media engine for its next-generation video products. This advanced technology will enhance the performance of the COLLABORATE® video conferencing and VIEW® multimedia streaming products, as well as contribute to stronger gross margins when the next-generation products launch.

•	ClearOne took another leap ahead with the Pro Audio industry’s most powerful innovation, the Beamforming Microphone Array, by adding expanded support for tabletop and wall applications.

Non-GAAP Financial Measures
ClearOne provides non-GAAP financial information in the form of Non-GAAP net income, Adjusted EBITDA and corresponding earnings per share to investors to supplement GAAP financial information. ClearOne believes that excluding certain items from GAAP results allows ClearOne's management to better understand ClearOne's consolidated financial performance from period to period as management does not believe that the excluded items are reflective of underlying operating performance. Non-GAAP net income, Adjusted EBITDA and corresponding earnings per share excludes certain costs and expenses, the details of which are provided in the tables below containing the reconciliation between GAAP and Non-GAAP financial measures. The exclusion of these items in the non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent, or unusual. ClearOne believes non-GAAP financial measures will provide investors with useful information to help them evaluate ClearOne's operating results and projections. This non-GAAP financial information is not meant to be considered in isolation or as a substitute for operating income, net income or other financial measures prepared in accordance with GAAP. There are limitations to the use of non-GAAP financial measures. Other companies, including companies in ClearOne's industry, may calculate non-GAAP financial measures differently than ClearOne does, limiting the usefulness of those measures for comparative purposes. A detailed reconciliation of Non-GAAP net income to GAAP net income is included with this news release.

About ClearOne

ClearOne is a global company that designs, develops and sells conferencing, collaboration, streaming and digital signage solutions for audio and visual communications. The performance and simplicity of its advanced comprehensive solutions offer unprecedented levels of functionality, scalability and reliability. More information about the company can be found at www.clearone.com.

This release contains “forward-looking” statements that are based on present circumstances and on ClearOne's predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements, including acquisitions or investments the company may make to fuel growth, the purchase of common stock under the company's stock repurchase program and any statements of the plans and objectives of management for future operations, are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements. Such forward-looking statements are made only as of the date of this release and ClearOne assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

# # #
http://investors.clearone.com

CLEARONE, INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except par value)

	As of June 30, 2013	As of December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$32,386	$55,509
Marketable securities	337	-
Receivables, net of allowance for doubtful accounts of $55 and $60, respectively	8,439	8,388
Inventories, net	12,304	10,873
Deferred income taxes	3,148	3,148
Prepaid expenses and other assets	1,785	1,369
Total current assets	58,399	79,287
Long-term inventories, net	1,609	1,955
Property and equipment, net	1,783	1,708
Long-term marketable securities	8,873	-
Intangibles, net	3,996	4,258
Goodwill	3,472	3,472
Deferred income taxes	1,195	1,195
Other assets	61	64
Total assets	$79,388	$91,939

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,031	$2,302
Accrued liabilities	2,009	2,143
Income taxes payable	-	14,782
Deferred product revenue	4,300	3,593
Total current liabilities	9,340	22,820
Deferred rent	365	422
Other long-term liabilities	2,028	2,029
Total liabilities	11,733	25,271

Shareholders' equity:
Common stock, par value $0.001, 50,000,000 shares authorized, 9,080,060 and 9,163,462 shares issued and outstanding, respectively	9	9
Additional paid-in capital	39,729	40,430
Accumulated other comprehensive loss	(87)	-
Retained earnings	28,004	26,229
Total shareholders' equity	67,655	66,668
Total liabilities and shareholders' equity	$79,388	$91,939

CLEARONE, INC.
UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands, except per share value)

	Quarter ended June 30,		6 Months ended June 30,
	2013	2012	2013	2012
Revenue	$11,703	$11,655	$22,996	$21,809
Cost of goods sold	4,839	4,562	9,133	8,608
Gross profit	6,864	7,093	13,863	13,201

Operating expenses:
Sales and marketing	2,088	2,254	4,356	4,388
Research and product development	1,843	2,029	3,709	4,037
General and administrative	1,437	1,611	3,234	3,091
Proceeds from litigation, net	-	-	-	(250)
Total operating expenses	5,368	5,894	11,299	11,266

Operating income	1,496	1,199	2,564	1,935
Other income (expense), net	47	(5)	33	11
Income before income taxes	1,543	1,194	2,597	1,946
Provision for income taxes	498	544	822	818
Net income	$1,045	$650	$1,775	$1,128

Basic earnings per common share	$0.11	$0.07	$0.19	$0.12
Diluted earnings per common share	$0.11	$0.07	$0.19	$0.12

Basic weighted average shares outstanding	9,093,461	9,107,420	9,122,996	9,102,786
Diluted weighted average shares outstanding	9,459,495	9,226,426	9,499,452	9,224,727

Net Income	1,045	650	1,775	1,128
Comprehensive income:
Unrealized loss on available for sale securities, net of tax	(87)	-	(87)	-
Comprehensive income	$958	$650	$1,688	$1,128

CLEARONE, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP NET INCOME
(Dollars in thousands, except per share value)

	Quarter ended June 30, 2013			Quarter ended June 30, 2012
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue	$11,703	-	$11,703	$11,655	-	$11,655
Cost of goods sold	4,839	(2)	4,837	4,562	-	4,562
Gross profit	6,864	2	6,866	7,093	-	7,093

Operating expenses:
Sales and marketing	2,088	(19)	2,069	2,254	(17)	2,237
Research and product development	1,843	(13)	1,830	2,029	(10)	2,019
General and administrative	1,437	(256)	1,181	1,611	(439)	1,172
Proceeds from litigation	-		-	-	-	-
Total operating expenses	5,368	(288)	5,080	5,894	(466)	5,428

Operating income	1,496	290	1,786	1,199	466	1,665
Other income (expense), net	47	-	47	(5)	-	(5)
Income before income taxes	1,543	290	1,833	1,194	466	1,660
Provision for income taxes	498	95	593	544	231	775
Net income	$1,045	$195	$1,240	$650	$235	$885

Basic earnings per common share	$0.11		$0.14	$0.07		$0.10
Diluted earnings per common share	$0.11		$0.13	$0.07		$0.10

Basic weighted average shares outstanding	9,093,461		9,093,461	9,107,420		9,107,420
Diluted weighted average shares outstanding	9,459,495		9,459,495	9,226,426		9,226,426

The adjustments consist of the following:
Share-based compensation		$67			$60
Amortization of purchased intangibles		118			129
Legal expenses for litigation relating to indemnification of former officers, intellectual property claims and our claim for damages		95			237
Acquisition related expenses		10			40
Total of adjustments before taxes		290			466
Income taxes affected by the above adjustments		95			231
Total adjustments		$195			$235

CLEARONE, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP NET INCOME
(Dollars in thousands, except per share value)

	6 months ended June 30, 2013			6 months ended June 30, 2012
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenue	$22,996	-	$22,996	$21,809	-	$21,809
Cost of goods sold	9,133	(4)	9,129	8,608	(1)	8,607
Gross profit	13,863	4	13,867	13,201	1	13,202

Operating expenses:
Sales and marketing	4,356	(34)	4,322	4,388	(30)	4,358
Research and product development	3,709	(24)	3,685	4,037	(17)	4,020
General and administrative	3,234	(567)	2,667	3,091	(885)	2,206
Proceeds from litigation	-	-	-	(250)	250	-
Total operating expenses	11,299	(625)	10,674	11,266	(682)	10,584

Operating income	2,564	629	3,193	1,935	683	2,618
Other income (expense), net	33	-	33	11	-	11
Income before income taxes	2,597	629	3,226	1,946	683	2,629
Provision for income taxes	822	199	1,021	818	300	1,118
Net income	$1,775	$430	$2,205	$1,128	$383	$1,511

Basic earnings per common share	$0.19		$0.24	$0.12		$0.17
Diluted earnings per common share	$0.19		$0.23	$0.12		$0.16

Basic weighted average shares outstanding	9,122,996		9,122,996	9,102,786		9,102,786
Diluted weighted average shares outstanding	9,499,452		9,499,452	9,224,727		9,224,727

The adjustments consist of the following:
Share-based compensation		$126			$111
Amortization of purchased intangibles		261			231
Legal expenses for litigation relating to indemnification of former officers, intellectual property claims and our claim for damages		184			364
Acquisition related expenses		58			227
Proceeds from litigation, net of legal expenses and special bonus to key litigation participants		-			(250)
Total of adjustments before taxes		629			683
Income taxes affected by the above adjustments		199			300
Total adjustments		$430			$383

CLEARONE, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EBITDA
(Dollars in thousands, except per share value)

	Quarter ended June 30,		6 Months ended June 30,
	2013	2012	2013	2012
GAAP net income	$1,045	$650	$1,775	$1,128
Adjustments:
Provision for income taxes	498	544	822	818
Depreciation and amortization	323	342	646	654
Non-GAAP EBITDA	1,866	1,536	3,243	2,600
Proceeds from litigation, net of legal expenses and special bonus to officers	-	-	-	(250)
Share-based compensation	67	60	126	111
Legal expenses for litigation relating to indemnification of former officers, intellectual property claims and our claim for damages	95	237	184	364
Acquisition related expenses	10	40	58	227
Non-GAAP Adjusted EBITDA	$2,038	$1,873	$3,611	$3,052

Basic weighted average shares outstanding	9,093,461	9,107,420	9,122,996	9,102,786
Diluted weighted average shares outstanding	9,459,495	9,226,426	9,499,452	9,224,727

Basic Adjusted EBITDA per common share	$0.22	$0.21	$0.40	$0.34
Diluted Adjusted EBITDA per common share	$0.22	$0.20	$0.38	$0.33